UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 7, 2015

Atlas Resource Partners, L.P.

(Exact name of registrant as specified in its chapter)

Delaware	1-35317	45-3591625
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Park Place Corporate Center One 1000 Commerce Drive, Suite 400 Pittsburgh, PA	15275
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 800-251-0171

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On April 7, 2015, Atlas Resource Partners, L.P. (the “Partnership”) entered into an underwriting agreement (the “Underwriting Agreement”) with MLV & Co. LLC, Ladenburg Thalmann & Co. Inc., National Securities Corporation, Northland Capital Markets and U.S. Capital Advisors LLC (collectively, the “Underwriters”), to issue and sell 255,000 10.75% Class E cumulative redeemable perpetual preferred units (the “Firm Units”) representing limited partner interests of the Partnership (the “Class E Units”) at a public offering price of $25.00 per Class E Unit in an underwritten public offering (the “Equity Offering”). Pursuant to the Underwriting Agreement, the Partnership granted the Underwriters a 30-day option to purchase up to an additional 38,250 Class E Units (together with the Firm Units, the “Units”) on the same terms as the Firm Units. The Partnership will pay cumulative distributions in cash on the Units on a quarterly basis at a rate of $2.6875 per unit, or 10.75% of the liquidation preference, per year.

The Underwriting Agreement contains customary representations, warranties and covenants among the parties as of the date of entering into the Underwriting Agreement; these representations, warranties and covenants are not factual information to investors about the Partnership. This summary of the Underwriting Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Underwriting Agreement, filed as Exhibit 1.1 to this Current Report, which is incorporated herein by this reference.

The Units were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a shelf registration statement on Form S-3ASR (Registration No. 333-193727) (the “Registration Statement”). The Equity Offering is being made pursuant to the prospectus supplement dated April 7, 2015 (“Prospectus Supplement”), and the accompanying prospectus dated February 3, 2014, constituting a part of the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable

(b)	Pro Forma Financial Information.

Not applicable.

(b)	Shell Company Transactions.

Not applicable.

(d)	Exhibits

1.1	Underwriting Agreement, dated April 7, 2015, by and among Atlas Resource Partners, L.P. and the underwriters named therein

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 13, 2015	ATLAS RESOURCE PARTNERS, L.P.

	By:	Atlas Energy Group, LLC, its general partner

	By:	/s/ Sean P. McGrath
	Name:	Sean P. McGrath
	Its:	Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit

1.1	Underwriting Agreement, dated April 7, 2015, by and among Atlas Resource Partners, L.P. and the underwriters named therein